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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 30, 1999



               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware                       333-61939               13-3526694
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(State or Other Jurisdiction          (Commission File         (I.R.S. Employer
      of Incorporation)                    Number)           Identification No.)



          One New York Plaza
          New York, New York                                            10292
(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (212) 778-1000



                                    No Change
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          (Former name or former address, if changed since last report)

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         Item 5. Other Events

         In connection with the offering of ABFS Mortgage Loan Trust 1999-1, Mortgage Backed Notes, Series 1999-1 described in a Prospectus Supplement dated December 4, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                       CORPORATION
                                    --------------------------------------------
                                          as Depositor and on behalf of ABFS
                                          Mortgage Loan Trust 1999-1

                                    Registrant

                                                  By: /s/ Evan Mitnick
                                                      --------------------------
                                                      Name:  Evan Mitnick
                                                      Title: Vice President

Dated:  March 30, 1999


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                                  EXHIBIT INDEX
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Exhibit No.               Description
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99.1                      Related Computational Materials (as defined
                          in Item 5 above).